UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2021

Nebula Caravel Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 2100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 780-9975

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	NEBCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	NEBC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	NEBCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities rather than equity on a SPAC’s balance sheet. Since their issuance on December 11, 2020, the outstanding warrants (“Warrants”) to purchase common stock of Nebula Caravel Acquisition Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet.

On May 3, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited financial statements as of and for the period from September 18, 2020 (inception) through December 31, 2020 (the “Non-Reliance Period”) should no longer be relied upon due to a misapplication in the guidance around accounting for certain of the Company’s Warrants and that the Warrants should be presented as liabilities with subsequent fair value remeasurement.

Similarly, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. In addition, the audit report of WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed on February 18, 2021 with the SEC, should no longer be relied upon.

The audit committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum. Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

As a result, the Company will restate its historical financial results for the Non-Reliance Period to reflect the change in accounting treatment (the “Restatement”). The Company will file an amendment to the Annual Report on Form 10-K for the year ended December 31, 2020 to reflect the Restatement as soon as practicable after the date hereof.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	Nebula Caravel Acquisition Corp.

	By:	/s/ Adam H. Clammer
		Name:	Adam H. Clammer
		Title:	Chief Executive Officer

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